FULLY BENEFIT-RESPONSIVE INVESTMENT CONTRACTS	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
FULLY BENEFIT-RESPONSIVE INVESTMENT CONTRACTS	FULLY BENEFIT-RESPONSIVE INVESTMENT CONTRACTS
The Plan holds a portfolio of investments (the “Stable Value Fund”) that is comprised of a short term investment fund and a portfolio of guaranteed investment contracts. The portfolio of guaranteed investment contracts meets the fully benefit-responsive investment contract criteria and, therefore, is reported at contract value in the statements of net assets available for benefits. Contract value is the relevant measurement because it is the amount participants would receive if they were to initiate permitted transactions under the terms of the Plan. The Plan invests in these investment contracts through the separately managed account strategy.
Guaranteed Investment Contracts – The Plan’s portfolio includes insurance company separate account guaranteed investment contracts (“GICs”), fixed maturity synthetic guaranteed investment contracts (“SGICs”) and constant duration SGICs. Separate account GICs are investments in a segregated account of assets maintained by an insurance company for the benefit of the investors. Fixed maturity SGICs consist of an asset or collection of assets and a benefit responsive, book value wrap contract purchased for the portfolio. Constant duration SGICs consist of a portfolio of securities and a benefit responsive, book value wrap contract purchased for the portfolio. The Plan owns the assets underlying the investment of the SGICs, and the bank, insurance company or other financial institution issues a contract, referred to as a “wrapper” that maintains the contract value of the underlying investments for the duration of the SGICs. The wrapper contract is an agreement for the wrap issuer, such as a bank or insurance company, to make payments to the Plan in certain circumstances. The wrapper contract typically includes certain conditions and limitations on the underlying assets owned by the Plan and provides a guarantee that the crediting rate will not fall below 0%.
The following represents the bifurcation of contract value between investments in the Stable Value Fund at December 31:

(In thousands)	2025	2024
Separate account GICs	$24,020	$—
Fixed maturity SGICs	28,494	31,706
Constant duration SGICs	178,689	212,323
Total	$231,203	$244,029
The following events will limit the ability of the fund to transact at contract value: (i) employer communications designed to induce participants to transfer from the fund; (ii) employer-initiated events or events within the control of the Plan or the Plan Sponsor which would have a material and adverse impact on the fund; or (iii) changes of qualification status of the employer or the Plan. Instead, market value will likely be used in determining the payouts to the participants in these circumstances. In general, issuers may terminate the contract and settle at other than contract value if the qualification status of the employer or the Plan changes, breach of material obligations under the contract and misrepresentation by the contract holder, or failure of the underlying portfolio to conform to the pre-established investment guidelines. The Company is not aware of any events which may occur that might limit the ability of the Plan to transact at contract value with the contract issuers and that would also limit the ability of the Plan to transact at contract value with the participants.